[Exhibit 32.1]

  CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C.
     SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                   SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB/A of Med Gen, Inc. (the "Company") for the quarter ended June 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Paul B. Kravitz, Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: August 14, 2006

                                       /s/ PAUL B. KRAVITZ
                                       ------------------------
                                       Paul B. Kravitz
                                       Chief Executive Officer